UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2020

OrthoPediatrics Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-38242	26-1761833
(Commission File Number)	(IRS Employer Identification No.)

2850 Frontier Drive Warsaw, Indiana	46582
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (574) 268-6379

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00025 par value per share	KIDS	Nasdaq Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☒

Item 7.01. Regulation FD Disclosure.

OrthoPediatrics Corp. (“OrthoPediatrics” or the “Company”) has confirmed that it is in the process of responding to a non-public, fact-finding inquiry from the U.S. Securities and Exchange Commission (the “SEC”) as part of an informal review that commenced on December 15, 2020. The inquiry was initiated in response to a purported research “report” first published by Culper Research on December 2, 2020. The report by Culper makes, among other things, disparaging claims regarding certain accounting policies of the Company. The Company believes that the inaccurate, misleading and false claims made by Culper were intended to negatively impact OrthoPediatrics’ stock price in order to support short sellers. For example, Culper incorrectly described the Company’s method of revenue recognition, which is fully described in the Company’s audited financial statements and is consistent with generally accepted accounting principles and those methods used by the Company’s peers. The Company is cooperating fully with the inquiry and expects that it will be able to satisfy the SEC as to the appropriateness of the Company’s accounting policies and the other baseless claims raised in the Culper report.

Forward-Looking Statements

This Current Report includes “forward-looking statements” within the meaning of U.S. federal securities laws. You can identify forward-looking statements by the use of words such as “may,” “might,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “believe,” “estimate,” “project,” “target,” “predict,” “intend,” “future,” “goals,” “potential,” “objective,” “would” and other similar expressions. Forward-looking statements involve risks and uncertainties, many of which are beyond OrthoPediatrics’ control. Important factors could cause actual results to differ materially from those in the forward-looking statements, including, among others: the risks related to COVID-19, the impact such pandemic may have on the demand for our products, and our ability to respond to the related challenges; and the risks, uncertainties and factors set forth under “Risk Factors” in OrthoPediatrics’ Annual Report on Form 10-K filed with the SEC on March 5, 2020, as updated and supplemented by our other SEC reports filed time to time. Forward-looking statements speak only as of the date they are made. OrthoPediatrics assumes no obligation to update forward-looking statements to reflect actual results, subsequent events, or circumstances or other changes affecting such statements except to the extent required by applicable securities laws.

* * * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OrthoPediatrics Corp.

Date: December 30, 2020	By:	/s/ Daniel J. Gerritzen
Daniel J. Gerritzen, General Counsel and Secretary